Inventory	12 Months Ended
Dec. 31, 2022
Inventory Disclosure [Abstract]
Inventory
6.	Inventory
Inventory consisted of the following:

	As of December 31,
	2021	2022
Finished goods	1,042,719	3,059,567
Raw materials	1,605,197	1,449,596
Work-in-process	14,005	12,210

Total	2,661,921	4,521,373

Raw materials primarily consist of materials for volume production.
Work-in-process
primarily consist of vehicles in production which will be transferred into production cost when incurred.
Finished goods primarily consist of vehicles ready for transit at production factory, vehicles in transit to fulfill customer orders, new vehicles available for immediate sale at its delivery and service centers, vehicle parts and charging piles.
For the years ended December 31, 2020, 2021 and 2022, write-downs of inventories to net realizable value amounted to RMB92,612, RMB162,433 and RMB220,319, respectively, which were recognized in cost of sales.